Exhibit (s)

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Bruce H. Spector, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Bruce H. Spector
Bruce H. Spector

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, David A. Sachs, hereby constitutes and appoints Daniel J. Hall, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ David A. Sachs
David A. Sachs

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, John Joseph Shaw, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ John Joseph Shaw
John Joseph Shaw

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Mark Gatto, hereby constitutes and appoints Eric A. Pinero and Stephen Roman, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Mark Gatto
Mark Gatto

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Mark R. Yosowitz, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Mark R. Yosowitz
Mark R. Yosowitz

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Michael A. Reisner, hereby constitutes and appoints Eric A. Pinero and Stephen Roman, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Michael A. Reisner
Michael A. Reisner

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Mitch Goldstein, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Mitch Goldstein
Mitch Goldstein

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Paula B. Pretlow, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: October 5, 2016

/s/ Paula B. Pretlow
Paula B. Pretlow

CION ARES DIVERSIFIED CREDIT FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, James K. Hunt, hereby constitutes and appoints Daniel J. Hall and David A. Sachs, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of CION Ares Diversified Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: November 7, 2016

/s/ James K. Hunt
James K. Hunt